EXHIBIT 99.1

Case 09-13654-JHW      Doc 152     Filed 03/20/09      Entered 03/20/09 20:03:40      Desc Main

Document     Page 1 of 1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

Case No. 09-13654 (Jointly Administered)
In re TCI 2 Holdings, LLC, et al.	Reporting Period February 2009

Debtor

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit to United States Trustee within 14 days after order for relief

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	YES
Certificates of Insurance:
Workers Compensation	YES	SUMMARY
Property	YES	SUMMARY
General Liability	YES	SUMMARY
Vehicle	YES	SUMMARY
Other:	YES	SUMMARY
Evidence of Debtor in Possession Bank Accounts	N/A
Tax Escrow Account
General Operating Account
Other:
Other:

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daniel McFadden	03-20-09
Signature Authorized Individual*	Date

Daniel McFadden	VP of Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager of member if debtor is a limited liability company.

FORM IR

(9/99)

ME1 8271503v.1

Case 09-13654-JHW Doc 152-1 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc Exhibit A Form IR 1 Cash Flows Page 1 of 1
TCI 2 HOLDINGS, LLC et. al.	Case No. 09-13654 (JHW)
CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD JANUARY 2009 THROUGH DECEMBER 2009
FORM IR-1
(Unaudited)
($ in Thousands)

STATEMENT OF CASH FLOWS	Actual Jan-09	Actual Feb-09	Budget Mar-09	Budget Apr-09	Budget May-09	Budget Jun-09	Budget Jul-09	Budget Aug-09	Budget Sep-09	Budget Oct-09	Budget Nov-09	Budget Dec-09	Budget 2009
CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	($12,995)	($15,831)	($10,405)	($10,817)	($5,748)	($12,511)	($2,760)	$363	($15,557)	($9,341)	($12,946)	($17,813)	($126,362)
Adjustments to reconcile net income (loss)													-
to net cash flows provided by operating activities:
Depreciation and amortization	4,854	4,822	5,768	5,766	5,741	5,717	5,716	5,684	5,674	5,701	5,660	5,654	66,757
Minority interest in net income (loss)	(3,992)	(4,864)	(3,196)	(3,323)	(1,766)	(3,843)	(848)	111	(4,779)	(2,870)	(3,977)	(5,472)	(38,818)
Amortization of deferred financing costs	235	236											470
Deferred income taxes													-
Goodwill and other asset impairment charges													-
Stock based compensation expense	141	140	178	178	180	174	173	155	155	155	152	152	1,934
Valuation allowance-CRDA investments	306	224	334	321	363	324	397	400	334	323	305	287	3,918
Provisions for losses on receivables	744	790	701	690	706	692	716	733	708	693	696	695	8,564
Gain on sale of assets													-
Other	(82)	(65)											(147)
Loss on extinguishment of debt													-
Changes in operating assets and liabilities:													-
Accounts receivable	(6,057)	1,352	(701)	(690)	(68)	(692)	(716)	(733)	(708)	(693)	(696)	(695)	(11,097)
Property tax receivable			-	-		-	-	-	-	-	-	-	-
Inventories	304	295											599
Other current assets	1,107	928	150	-	-	-	-	-	-	-	-	-	2,185
Other assets	2,076	(3,833)	-	-	-	-	-	-	-	-	-	-	(1,757)
Accounts payable and other	9,316	(3,272)	(4,000)	-	-	-	-	-	-	-	-	-	2,044
Accrued expenses			4,566	4,565	(7,678)	4,566	4,700	(8,992)	4,701	4,700	(8,992)	4,700	6,837
Accrued reorganization expenses			-	-	-	-	-	-	-	-	-	-	-
Accrued interest payable	12,895	12,561	3,635	13,650	13,653	4,082	14,075	14,082	4,119	14,088	14,095	4,577	125,513
Other current liabilities			1,066	885	(1,596)	(2,967)	665	(900)	667	665	(727)	840	(1,403)
Accrued tax liabilities			-	-	-	-	-	-	-	-	-	-	-
Liabilities related to assets held for sale
Other long-term liabilities	(56)	(62)											(117)
Net cash flow provided by (used in) operating activities	8,795	(6,578)	(1,904)	11,224	3,789	(4,458)	22,118	10,904	(4,685)	13,421	(6,431)	(7,076)	39,120

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment, net	(9,323)	(4,845)	(1,422)	(6,690)	(2,700)	(3,200)	(1,200)	(1,300)	(1,200)	(1,200)	(1,100)	(1,200)	(35,380)
Capitalized interest on construction in progress													-
Purchase of CRDA investments	(2,694)		-	(2,789)	-	-	(2,930)	-	-	(3,300)	-	-	(11,713)
Decrease (increase) in restricted cash													-
Other													-
Net cash provided by (used in) investing activities	(12,017)	(4,845)	(1,422)	(9,479)	(2,700)	(3,200)	(4,130)	(1,300)	(1,200)	(4,500)	(1,100)	(1,200)	(47,093)

CASH FLOW FROM FINANCING ACTIVITIES
Borrowings (repayments) from revolver	-	-	-	-	-	-	-	-	-	-	-	-	-
Borrowings from term loans	-	-	-	-	-	-	-	-	-	-	-	-	-
(Repayments) of term loans	-	-	(1,217)	-	-	(1,231)	-	-	(1,230)	-	-	(1,230)	(4,908)
Increase (Decrease) in Senior Notes													-
Increase (Decrease) in Seller Paper													-
Increase (decrease) in other debt	(28)	7	-	-	-	-	-	-	-	-	-	-	(21)
Increase (decrease) in common equity													-
Dividends on common													-
Partnership distributions													-
Grants from CRDA	-	-	-	-	3,200	-	-	-	-	-	-	-	3,200
Other													-
Net Cash Provided by (used In) financing activities	(28)	7	(1,217)	-	3,200	(1,231)	-	-	(1,230)	-	-	(1,230)	(1,729)

Net (decrease) increase in cash and equivalents	(3,250)	(11,416)	(4,543)	1,745	4,289	(8,889)	17,988	9,604	(7,115)	8,921	(7,531)	(9,506)	(9,702)
Cash and equivalents at beginning of period	86,183	82,933	71,517	66,974	68,719	73,008	64,119	82,107	91,711	84,596	93,517	85,987	86,183
Cash and equivalents at end of period	$82,933	$71,517	$66,974	$68,719	$73,008	$64,119	$82,107	$91,711	$84,596	$93,517	$85,987	$76,481	$76,481

Case 09-13654-JHW      Doc 152-2     Filed 03/20/09      Entered 03/20/09 20:03:40      Desc

Exhibit B - Form MOR Checklist       Page 1 of 1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

Case No. 09-13654 (Jointly Administered)
In re TCI 2 Holdings, LLC, et al.	Reporting Period	February 2009

Debtor

MONTHLY OPERATING REPORT

File with Court and submit to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	2/28/09 ONLY
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	2/28/09 ONLY
Balance Sheet	MOR-3	YES	2/28/09 ONLY
Status of Postpetition Taxes	MOR-4
Copies of IRS 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary on Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable		YES
Accounts Receivable reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daniel McFadden	03-20-09
Signature Authorized Individual*	Date

Daniel McFadden	VP of Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager of member if debtor is a limited liability company.

FORM MOR

(9/99)

ME1 8271503v.1

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 1 of 6
TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE MONTH ENDED FEBRUARY 28, 2009
FORM MOR-1
(Unaudited)

[Part 1 of 2]

		Guarantors
($ in Thousands)	Issuer TER Holdings	Taj Cash	Admin Cash	Plaza Cash	Marina Cash	RJE's & Elims	Total Guar

Cash flow from Operating Activities
Net loss	$ (7,903)	$(8,870)	$ -	$(3,927)	$ 5	$ -	$ (12,792)
	-
Record equity in subsidiaries	(12,792)	-	-	-	-	12,792	12,792

Net loss as adjusted	(20,695)	(8,870)	-	(3,927)	5	12,792	-
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	12,792	-	-	-	-	(12,792)	(12,792)
Non-cash interest accretion on property tax settlement	-	(8)	-	(51)	(6)	-	(65)
Deferred income taxes	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-
Depreciation	20	3,384	-	1,272	62	-	4,718
Amortization	-	83	-	1	-	-	84
Amortization of deferred financing costs	144	61	-	30	-	-	91
Provisions for losses on receivables	-	517	-	125	148	-	790
Stock based compensation expense	122	5	9	4	-	-	18
(Gain) Loss on sale of fixed assets	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	135	-	30	59	-	224

Change in operating assets & liabilities:
Accounts receivable	1	1,167	23	109	52	-	1,351
Inventories	(2)	246	89	20	(58)	-	297
Other current assets	245	(100)	116	1,237	(570)	-	683
Other assets	(3,800)	(607)	431	(58)	544	-	310
Due to Affiliates	(3,643)	5,071	926	(1,283)	(1,071)	-	3,643
Accounts payable, accrued expenses and other liabilities	(1,826)	(2,575)	362	234	533	-	(1,446)
Accrued interest	4,385	5,732	-	2,399	45	-	8,176
Other long-term liabilities	(3)	-	-	(56)	(2)	-	(58)
Net cash provided by operating activities	(12,260)	4,241	1,956	86	(259)	-	6,024

Cash flow from Investing Activities
Purchases of PPE	(5)	(4,235)	(28)	(177)	(400)	-	(4,840)
Purchases of CRDA investments	(343)	-	-	-	-	-	-
Proceeds from sale of fixed assets	-	-	-	-	-	-	-
Net cash provided by investing activities	(348)	(4,235)	(28)	(177)	(400)	-	(4,840)

Cash flows from Financing Activities
Borrowing (Repayment) - I/C Debt	(4,725)	-	-	3,043	1,682	-	4,725
Repayment of other long-term debt	-	6	-	-	-	-	6
Net cash provided from financing activities	(4,725)	6	-	3,043	1,682	-	4,731

Net increase in cash and cash equivalents	(17,333)	12	1,928	2,952	1,023	-	5,915
Cash and cash equivalents at beginning of period	30,655	30,775	(6,063)	14,512	12,076	-	51,300
Cash and cash equivalents at end of period	$ 13,322	$30,787	$(4,135)	$ 17,464	$ 13,099	$ -	$57,215

[Part 2 of 2]

	Non-Guarantors
($ in Thousands)	TER Dev.	RJE's & Elims	Total NonGuar	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$ -	$ -	$ -	$ -	$ (20,695)	$4,865	$ -	$ (15,830)
						-		-
Record equity in subsidiaries	-	-	-	-	-	(20,695)	20,695	-

Net loss as adjusted	-	-	-	-	(20,695)	(15,830)	20,695	(15,830)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	-	-	-	-	-	20,695	(20,695)	-
Non-cash interest accretion on property tax settlement	-	-	-	-	(65)	-	-	(65)
Deferred income taxes	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	(4,864)	-	(4,864)
Depreciation	-	-	-	-	4,738	-	-	4,738
Amortization	-	-	-	-	84	-	-	84
Amortization of deferred financing costs	-	-	-	-	235	-	-	235
Provisions for losses on receivables	-	-	-	-	790	-	-	790
Stock based compensation expense	-	-	-	-	140	-	-	140
(Gain) Loss on sale of fixed assets	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	-	-	-	224	-	-	224

Change in operating assets & liabilities:
Accounts receivable	-	-	-	-	1,352	-	-	1,352
Inventories	-	-	-	-	295	-	-	295
Other current assets	-	-	-	-	928	-	-	928
Other assets	-	-	-	-	(3,490)	-	-	(3,490)
Due to Affiliates	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	-	-	-	-	(3,272)	-	-	(3,272)
Accrued interest	-	-	-	-	12,561	-	-	12,561
Other long-term liabilities	-	-	-	-	(61)	-	-	(61)
Net cash provided by operating activities	-	-	-	-	(6,236)	1	-	(6,235)

Cash flow from Investing Activities
Purchases of PPE	-	-	-	-	(4,845)	-	-	(4,845)
Purchases of CRDA investments	-	-	-	-	(343)	-	-	(343)
Proceeds from sale of fixed assets	-	-	-	-	-	-	-	-
Net cash provided by investing activities	-	-	-	-	(5,188)	-	-	(5,188)

Cash flows from Financing Activities
Borrowing (Repayment) - I/C Debt	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	-	-	-	6	-	-	6
Net cash provided from financing activities	-	-	-	-	6	-	-	6

Net increase in cash and cash equivalents	-	-	-	-	(11,418)	1	-	(11,417)
Cash and cash equivalents at beginning of period	-	-	-	-	81,955	979	-	82,934
Cash and cash equivalents at end of period	$ -	$ -	$ -	$ -	$70,537	$980	$ -	$71,517

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 2 of 6
TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATING STATEMENT OF OPERATIONS - FORM MOR-2
FOR THE MONTH ENDED FEBRUARY 28, 2009
(unaudited)

(Dollars in thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER HOLDINGS, LP	TERH ELIMINATION	TER INC.	TER INC ELIMINATION	TER FUNDING	TER DEVELOPMENT	TOTAL

REVENUES
TABLE GAMES REVENUE	$9,091	$4,895	$3,424	$0	$0	$0	$0	$0	$0	$17,410
SLOT REVENUE	21,472	11,622	10,528	0	0	0	0	0	0	43,622
POKER REVENUE	1,445	0	0	0	0	0	0	0	0	1,445
KENO WIN	21	0	0	0	0	0	0	0	0	21
SIMULCAST REVENUE	69	0	0	0	0	0	0	0	0	69
TOTAL GAMING REVENUE	32,098	16,517	13,952	0	0	0	0	0	0	62,567

ROOMS	3,512	1,588	1,217	0	0	0	0	0	0	6,317
FOOD AND BEVERAGE	3,954	1,806	1,417	0	0	0	0	0	0	7,178
ENTERTAINMENT REVENUE	0	106	37	0	0	0	0	0	0	143
OTHER	1,340	503	485	0	0	0	0	0	0	2,329
TOTAL OTHER	8,806	4,004	3,156	0	0	0	0	0	0	15,966

GROSS REVENUE	40,904	20,521	17,108	0	0	0	0	0	0	78,533

RFB COMPS	5,211	2,538	2,042	0	0	0	0	0	0	9,791
COIN	4,581	2,226	2,311	0	0	0	0	0	0	9,118
CASH COMPS	1,607	372	26	0	0	0	0	0	0	2,005
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	11,399	5,136	4,379	0	0	0	0	0	0	20,915

NET REVENUES	29,505	15,384	12,729	0	0	0	0	0	0	57,618

EXPENSES
PAYROLL & RELATED	11,681	6,954	5,897	430	0	0	0	0	0	24,962
COST OF GOODS SOLD	1,606	562	521	0	0	0	0	0	0	2,689
PROMO EXPENSE	2,172	1,336	534	0	0	0	0	0	0	4,042
ADVERTISING	289	207	153	0	0	0	0	0	0	649
MARKETING/ENTERTAINMENT	1,288	525	419	0	0	0	0	0	0	2,232
GAMING TAX & REG FEES	3,306	1,910	1,629	5	0	0	0	0	0	6,849
PROPERTY TAX, RENT & INSUR	3,627	1,577	1,241	204	0	0	0	0	0	6,648
UTILITIES	1,867	808	710	10	0	0	0	0	0	3,395
PROV FOR DOUBTFUL ACCTS	517	125	149	0	0	0	0	0	0	790
GEN, ADMIN & OTHER OPER	2,711	1,594	1,185	2,748	0	0	0	0	94	8,331
TOTAL OPERATING EXPENSES	29,063	15,597	12,436	3,397	0	0	0	0	94	60,587

GROSS OPERATING PROFIT	443	(213)	292	(3,397)	0	0	0	0	(94)	(2,968)

VALUATION ADJ REINVEST BONDS	135	30	59	0	0	0	0	0	0	224
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE	135	30	59	0	0	0	0	0	0	224

EBITDA	308	(242)	234	(3,397)	0	0	0	0	(94)	(3,192)

DEPRECIATION & AMORTIZATION	3,468	1,273	62	17	3	0	0	0	0	4,822
INTEREST EXPENSE	5,860	2,498	195	12,528	(17,221)	0	0	9,267	0	13,127
INTEREST INCOME	150	84	28	8,151	(17,416)	1	0	9,267	0	264
OTHER NON-OPER (INC)/EXP	0	0	0	15	(198)	0	0	0	0	(183)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0
MINORITY INTEREST	0	0	0	0	0	(4,863)	0	0	0	(4,863)

NET INCOME(LOSS)	($8,870)	($3,929)	$4	($7,806)	$0	$4,865	$0	$0	($94)	($15,830)

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 3 of 6
TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATING BALANCE SHEET - FORM MOR-3
AS OF FEBRUARY 28, 2009
(unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TRUMP ADMIN	TER HOLDINGS, LP	TERH ELIMINATION	TER INC	TER INC. ELIMINATION	TER FUNDING	TER DEVELOPMENT	TOTAL

CURRENT ASSETS
CASH & CASH EQUIVALENTS	$30,787	$17,464	$13,099	($4,135)	$13,322	$0	$980	$0	$0	$0	$71,517
ACCOUNTS RECEIVABLE, NET	27,277	7,481	7,248	0	0	0	0	0	0	0	42,006
ACCTS RECEIVABLE, OTHER	1,956	1,517	1,389	8	20,340	(101,183)	0	0	80,882	0	4,909
RE TAX RECEIVABLE	0	638	0	0	0	0	0	0	0	0	638
INVENTORIES	2,000	1,361	1,190	787	0	0	0	0	0	0	5,338
PREPAID AND OTHER	7,615	4,950	3,738	697	1,188	0	0	0	0	0	18,188
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	10,942	0	0	0	13,809
TOTAL CURRENT ASSETS	70,539	34,355	27,683	(2,643)	34,850	(101,183)	11,922	0	80,882	0	156,405

INVESTMENT IN SUBSIDIARIES	0	0	0	0	573,399	(573,399)	8,431	(8,431)	0	0	0
NOTES RECEIVABLE	0	0	0	0	1,176,558	(2,425,527)	0	0	1,248,969	0	0

PROPERTY & EQUIPMENT
LAND	195,956	95,125	105,509	662	1,043	0	0	0	0	0	398,295
BUILDINGS AND IMPROVEMENTS	897,050	283,592	79,953	2,333	1,832	0	0	0	0	0	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	121,970	53,288	33,796	10,318	980	0	0	0	0	0	220,352
LEASEHOLD IMPROVEMENTS	0	0	5,135	0	958	0	0	0	0	0	6,093
CONSTRUCTION-IN-PROCESS	(530)	1,529	3,265	46	10	0	0	0	0	100	4,420
PROPERTY AND EQUIPMENT	1,214,446	433,534	227,658	13,359	4,823	0	0	0	0	100	1,893,920
ACCUMULATED DEPRECIATION	(117,999)	(67,095)	1	(5,381)	(1,443)	0	0	0	0	0	(191,917)
PROPERTY AND EQUIPMENT, NET	1,096,447	366,439	227,659	7,978	3,380	0	0	0	0	100	1,702,003

RESTRICTED CASH	0	0	0	0	2,807	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	4,567	2,284	0	0	7,581	0	0	0	0	0	14,432

LEASEHOLD INT	0	23	0	0	0	0	0	0	0	0	23
CUSTOMER RELATION	3,217	0	0	0	0	0	0	0	0	0	3,217
TRADENAMES	36,432	16,780	0	0	0	0	0	0	0	0	53,212
INTANGIBLES ASSETS, NET	39,649	16,803	0	0	0	0	0	0	0	0	56,452

RE TAX RECEIVABLE-L/T	1,979	12,485	1,428	0	0	0	0	0	0	0	15,892
DEF INCOME TAXES- NONCURRENT	0	0	0	0	0	0	0	0	0	0	0
CRDA INVESTMENTS	29,553	16,508	11,565	0	0	0	0	0	0	0	57,626
OTHER ASSETS, NET	4,726	2,098	3,653	784	14,404	0	0	0	0	0	25,665
TOTAL OTHER ASSETS	36,258	31,091	16,646	784	14,404	0	0	0	0	0	99,183

TOTAL ASSETS	$1,247,460	$450,972	$271,988	$6,119	$1,812,979	($3,100,109)	$20,353	($8,431)	$1,329,851	$100	$2,031,282

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 4 of 6
TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATING BALANCE SHEET - FORM MOR-3
AS OF FEBRUARY 28, 2009
(unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TRUMP ADMIN	TER HOLDINGS, LP	TERH ELIMINATION	TER INC	TER INC. ELIMINATION	TER FUNDING	TER DEVELOPMENT	TOTAL

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$14,077	$5,295	$4,628	$1,418	$5,476	$0	$0	$0	$0	$201	$31,095
ACCRUED PAYROLL	10,843	6,756	5,437	1,655	816	0	0	0	0	0	25,507
INCOME TAXES PAYABLE	3,470	2,284	2,011	0	483	0	0	0	0	0	8,248
ACCRUED INTEREST PAYABLE	19,692	7,445	2,293	0	87,779	(101,185)	0	0	80,882	0	96,906
DUE TO AFFILIATES	31,114	(147)	243	(1,629)	(29,580)	0	0	0	0	0	1
SELF INSURANCE RESERVES	6,545	4,443	3,686	336	0	0	0	0	0	0	15,010
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	0	0	0	0	0	0
OTHER ACCRUED LIABILITIES	5,813	4,802	3,224	0	892	0	0	0	0	0	14,731
OTHER CURRENT LIABILITIES	8,112	4,481	18,588	104	36	0	0	0	0	0	31,321
CURR MATURTIES - LONG-TERM DEBT	276	0	0	0	4,923	0	0	0	0	0	5,199
TOTAL CURRENT LIAB	99,942	35,359	40,110	1,884	70,825	(101,185)	0	0	80,882	201	228,018

CR FACILITY	0	0	0	0	483,833	0	0	0	0	0	483,833
SENIOR NOTES	564,327	287,153	0	0	1,248,969	(2,100,449)	0	0	1,248,969	0	1,248,969
INTERCOMPANY DEBT	250,000	50,594	24,484	0	0	(325,078)	0	0	0	0	0
OTHER L/T DEBT	5,826	0	0	0	0	0	0	0	0	0	5,826
TOTAL LONG-TERM DEBT	820,153	337,747	24,484	0	1,732,802	(2,425,527)	0	0	1,248,969	0	1,738,628

DEFERRED INCOME TAXES	13,440	2,854	1,019	0	0	0	50,051	0	0	0	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	697	0	0	0	0	0	12,809
OTHER LONG-TERM LIABILITIES	0	13,908	27	0	225	0	0	0	0	0	14,160
TOTAL LIABILITIES	939,351	393,225	68,579	1,884	1,804,549	(2,526,712)	50,051	0	1,329,851	201	2,060,979

MINORITY INTEREST	0	0	0	0	0	0	(1,864)	0	0	0	(1,864)

STOCKHOLDERS' EQUITY
COMMON STOCK	0	0	0	0	0	0	32	0	0	0	32
CAPITAL IN EXCESS OF PAR	367,219	146,274	422,272	4,235	604,164	(951,194)	466,879	(604,164)	0	11,196	466,881
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(59,110)	(88,527)	(218,863)	0	(595,734)	377,797	(494,745)	595,733	0	(11,297)	(494,746)
SUSPENSE	0	0	0	0	0	0	0	0	0	0	0
STOCKHOLDERS' EQUITY	308,109	57,747	203,409	4,235	8,430	(573,397)	(27,834)	(8,431)	0	(101)	(27,833)

TOTAL LIAB AND S/H EQUITY	$1,247,460	$450,972	$271,988	$6,119	$1,812,979	($3,100,109)	$20,353	($8,431)	$1,329,851	$100	$2,031,282

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 5 of 6
TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF FEBRUARY 28, 2009
(Unaudited)

	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total
($ in Thousands)	Days	Days	Days	Days	Days

TER Holdings, LP	$5,476	$0	$0	$0	$0	$5,476

Trump Taj Mahal	13,552	322	26	132	45	14,077

Trump Taj Mahal Admin.	1,164	118	0	0	136	1,418

Trump Plaza	5,098	121	10	50	17	5,295

Trump Marina	4,472	136	21	0	0	4,629

TER Funding	0	0	0	0	0	0

TER Development	201	0	0	0	0	201

Total	$29,963	$697	$57	$182	$198	$31,096

Case 09-13654-JHW Doc 152-4 Filed 03/20/09 Entered 03/20/09 20:03:40 Desc
Exhibit D – Monthly Operating Report Feb. Page 6 of 6
TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF FEBRUARY 28, 2009
(Unaudited)

					Allowance
	0 - 30	31 - 60	61 - 90	Over 90	for Doubtful	Total
($ in Thousands)	Days	Days	Days	Days	Accounts

TER Holdings, LP	$37	$0	$0	$0	$0	$37

Trump Taj Mahal	18,247	1,764	10,345	22,057	(18,207)	34,206

Trump Taj Mahal Admin.	8	0	0	0	0	8

Trump Plaza	5,518	983	771	7,910	(4,997)	10,185

Trump Marina	4,711	838	85	6,435	(3,261)	8,808

TER Funding	0	0	0	0	0	0

TER Development	0	0	0	0	0	0

Total	$28,521	$3,585	$11,201	$36,402	($26,465)	$53,244